Loss per Share	12 Months Ended
Dec. 31, 2017
Notes To Consolidated Financial Statements
Loss Per Share

21. Loss Per Share

Diluted loss per share is the same as basic loss per share. There are no other potentially dilutive shares. The computation of basic loss per share is presented as follows:

	December 31,
	2015	2016	2017
Net loss	(47,944)	(55,966)	(84,679)
Less preferred dividend	14,200	14,025	12,316
Less preferred deemed dividend	-	-	2,146
Net loss available to common shareholders	(62,144)	(69,991)	(99,141)

Weighted average number of shares, basic and diluted	83,479,636	84,526,411	100,932,876

Loss per share in U.S. Dollars, basic and diluted	-0.74	-0.83	-0.98